UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2006

Brush Engineered Materials Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17876 St. Clair Avenue, Cleveland, Ohio		44110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-486-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Brush Engineered Materials Inc. (the "Company") entered into the following agreements on September 25, 2006, except as otherwise indicated:

The Fifth Amendment to its $125 million Revolving Credit Agreement with JPMorgan Chase Bank, N.A. as Administrative Agent, and a syndicate of other lenders and the Third Amendment to its $67 million Precious Metals Agreement with Bank of America, N.A. Each amendment increases the dollar limitations for capitalized lease obligations and other unsecured indebtedness in the applicable agreement.

A Trust Agreement with Fifth Third Bank for the Key Employee Share Option Plan (KESOP). This agreement was put in place as a convenient way for the Company to maintain assets for use in keeping its obligation to participants under the KESOP.

A Trust Agreement with Fidelity Investments for certain deferred compensation plans for non-employee directors. This trust agreement was entered into on September 26, 2006 and replaces the existing trust agreements with National City Bank, N.A. (filed as Exhibit 10tt to the Company's Annual Report for the year ended December 31, 2005) and LaSalle Bank, N.A. (filed as Exhibit 10uu to the Company's Annual Report for the year ended December 31, 2005).

Copies of the amendments and trust agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Fifth Amendment to Credit Agreement dated September 25, 2006.
99.2 Third Amendment to Precious Metals Agreement, dated September 25, 2006.
99.3 Trust Agreement with Fifth Third Bank, dated September 25, 2006.
99.4 Trust Agreement with Fidelity Investments, dated September 26, 2006.

The foregoing description of the agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which has been filed as an exhibit hereto and incorporated herein by this reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brush Engineered Materials Inc.

September 29, 2006	By:	Michael C. Hasychak

Name: Michael C. Hasychak
Title: Vice President, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Fifth Amendment to Credit Agreement dated September 25, 2006
99.2	Third Amendment to Precious Metals Agreement, dated September 25, 2006
99.3	Trust Agreement with Fifth Third Bank, dated September 25, 2006
99.4	Trust Agreement with Fidelity Investments, dated September 26, 2006